J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Premium Income Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust IV)

Supplement dated February 26, 2020

to the Prospectuses dated November 1, 2019, as supplemented

Effective immediately, the second sentence for Class A, Class C and Class I Shares and the third sentence for Class R5 and Class R6 Shares in the third paragraph under the “Investing with J.P. Morgan Funds — Distributions and Taxes” section of the Prospectus is replaced with the following:

The Equity Income Fund and Equity Premium Income Fund generally distribute net investment income, if any, at least monthly.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-EPI-220